Exhibit 99.2
Boise Cascade Company
Quarterly Statistical Information

Wood Products Segment
	2018
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,813				4,813
I-joist sales volume (MELF)	62,525				62,525
Plywood sales volume (MSF 3/8")	359,911				359,911
Lumber sales volume (MBF)	47,353				47,353
LVL mill net sales price ($/CF)	$17.30				$17.30
I-joist mill net sales price ($/MELF)	$1,179				$1,179
Plywood net sales price ($/MSF 3/8")	$356				$356
Lumber net sales price ($/MBF)	$556				$556
Segment sales (000)	$397,991				$397,991
Segment income (000)	$26,121				$26,121
Segment depreciation and amortization (000)	$17,544				$17,544
Segment EBITDA (000)[1]	$43,665				$43,665
EBITDA as a percentage of sales	11.0%				11.0%
Capital spending (000)	$8,656				$8,656
Receivables (000)	$91,190
Inventories (000)	$167,579
Accounts payable (000)	$54,774

	2017
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	4,544	4,669	4,100	3,997	17,310
I-joist sales volume (MELF)	61,349	64,520	56,932	52,662	235,463
Plywood sales volume (MSF 3/8")	336,473	368,974	404,960	347,096	1,457,503
Lumber sales volume (MBF)	41,999	42,840	44,127	42,451	171,417
LVL mill net sales price ($/CF)	$16.63	$16.65	$17.22	$16.69	$16.79
I-joist mill net sales price ($/MELF)	$1,116	$1,091	$1,157	$1,124	$1,121
Plywood net sales price ($/MSF 3/8")	$282	$301	$324	$337	$312
Lumber net sales price ($/MBF)	$504	$546	$553	$557	$540
Segment sales (000)	$325,657	$350,277	$366,920	$330,906	$1,373,760
Segment income (000)	$7,388	$15,395	$24,027	$6,819	$53,629
Segment depreciation and amortization (000)	$15,151	$15,264	$15,337	$17,363	$63,115
Segment EBITDA (000)[1]	$22,539	$30,659	$39,364	$24,182	$116,744
EBITDA as a percentage of sales	6.9%	8.8%	10.7%	7.3%	8.5%
Capital spending (000)	$12,337	$8,594	$12,096	$21,573	$54,600
Receivables (000)	$73,644	$75,679	$78,888	56,488
Inventories (000)	$171,133	$169,100	$175,276	183,157
Accounts payable (000)	$50,177	$58,163	$58,136	51,898

Boise Cascade Company
Quarterly Statistical Information (continued)

Wood Products Segment (continued)
	2016
	Q1	Q2	Q3	Q4	YTD
LVL sales volume (MCF)	3,566	4,626	4,421	3,698	16,311
I-joist sales volume (MELF)	50,172	64,765	61,602	49,521	226,060
Plywood sales volume (MSF 3/8")	379,631	377,934	385,398	364,018	1,506,981
Lumber sales volume (MBF)	47,919	49,398	45,925	43,650	186,892
LVL mill net sales price ($/CF)	$16.74	$16.79	$16.57	$16.21	$16.59
I-joist mill net sales price ($/MELF)	$1,138	$1,136	$1,102	$1,077	$1,114
Plywood net sales price ($/MSF 3/8")	$261	$271	$288	$268	$272
Lumber net sales price ($/MBF)	$451	$464	$481	$497	$472
Segment sales (000)	$303,457	$346,358	$340,928	$289,672	$1,280,415
Segment income (loss) (000)	$5,885	$16,309	$11,564	$(7,829)	$25,929
Segment depreciation and amortization (000)	$11,634	$14,769	$15,625	$15,493	$57,521
Segment EBITDA (000)[1]	$17,519	$31,078	$27,189	$7,664	$83,450
EBITDA as a percentage of sales	5.8%	9.0%	8.0%	2.6%	6.5%
Capital spending (000)[2]	$11,870	$15,862	$15,275	$23,496	$66,503
Receivables (000)	$111,008	$78,174	$70,233	$48,503
Inventories (000)	$175,842	$190,692	$186,563	$178,138
Accounts payable (000)	$44,686	$53,806	$53,275	$50,672

[1]Segment EBITDA is calculated as segment income (loss) before depreciation and amortization.
[2] Capital spending in second quarter 2016 and first quarter 2016 excludes $0.3 million and $215.6 million, respectively, of cash paid for the acquisition of businesses and facilities.

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment
	2018
	Q1	Q2	Q3	Q4	YTD
Commodity sales	49.4%				49.4%
General line sales	31.8%				31.8%
EWP sales	18.8%				18.8%
Total sales (000)	$992,381				$992,381
Gross margin[1]	11.8%				11.8%
Segment income (000)	$32,388				$32,388
Segment depreciation and amortization (000)	$4,172				$4,172
Segment EBITDA (000)[2]	$36,560				$36,560
EBITDA as a percentage of sales	3.7%				3.7%
Capital spending (000)	$4,419				$4,419
Receivables (000)	$294,940
Inventories (000)	$371,144
Accounts payable (000)	$282,678

	2017
	Q1	Q2	Q3	Q4	YTD
Commodity sales	46.5%	46.3%	48.3%	50.4%	47.9%
General line sales	33.8%	34.8%	33.9%	32.0%	33.6%
EWP sales	19.7%	18.9%	17.8%	17.6%	18.5%
Total sales (000)	$815,683	$980,706	$1,045,646	$931,775	$3,773,810
Gross margin[1]	11.6%	12.1%	12.4%	11.6%	11.9%
Segment income (000)	$19,965	$34,509	$39,379	$22,907	$116,760
Segment depreciation and amortization (000)	$3,726	$3,856	$3,910	$4,012	$15,504
Segment EBITDA (000)[2]	$23,691	$38,365	$43,289	$26,919	$132,264
EBITDA as a percentage of sales	2.9%	3.9%	4.1%	2.9%	3.5%
Capital spending (000)	$3,966	$3,903	$6,240	$5,192	$19,301
Receivables (000)	$255,716	$276,079	$272,127	$217,519
Inventories (000)	$311,233	$321,611	$284,587	$293,516
Accounts payable (000)	$255,415	$255,342	$240,987	$183,354

Boise Cascade Company
Quarterly Statistical Information (continued)

Building Materials Distribution Segment (continued)
	2016
	Q1	Q2	Q3	Q4	YTD
Commodity sales	47.2%	45.5%	46.9%	46.9%	46.6%
General line sales	34.4%	36.5%	35.1%	35.3%	35.4%
EWP sales	18.4%	18.0%	18.0%	17.8%	18.0%
Total sales (000)	$717,254	$850,042	$889,026	$770,885	$3,227,207
Gross margin[1]	11.4%	12.5%	12.0%	11.7%	11.9%
Segment income (000)	$13,373	$29,117	$26,415	$15,454	$84,359
Segment depreciation and amortization (000)	$3,235	$3,354	$3,514	$3,659	$13,762
Segment EBITDA (000)[2]	$16,608	$32,471	$29,929	$19,113	$98,121
EBITDA as a percentage of sales	2.3%	3.8%	3.4%	2.5%	3.0%
Capital spending (000)	$2,896	$3,599	$4,933	$4,418	$15,846
Receivables (000)	$229,673	$236,954	$227,206	$175,972
Inventories (000)	$264,721	$271,306	$264,493	$255,312
Accounts payable (000)	$248,170	$217,149	$210,892	$151,232

1We define gross margin as "Sales" less "Materials, labor, and other operating expenses (excluding depreciation)." Substantially all costs included in "Materials, labor, and other operating expenses (excluding depreciation)" for our Building Materials Distribution segment are for inventory purchased for resale. Gross margin percentage is gross margin as a percentage of segment sales.

[2]Segment EBITDA is calculated as segment income before depreciation and amortization.

Boise Cascade Company
Quarterly Statistical Information (continued)
Reconciliation of Non-GAAP Financial Measures
(000)

Total Boise Cascade Company

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation and amortization. Additionally, we disclose Adjusted EBITDA, which further adjusts EBITDA to exclude the change in fair value of interest rate swaps and loss on extinguishment of debt. The following tables reconcile net income to EBITDA and Adjusted EBITDA for the periods noted below:

	2018
	Q1	Q2	Q3	Q4	YTD

Net income	$37,050				$37,050
Interest expense	6,362				6,362
Interest income	(264)				(264)
Income tax provision (benefit)	9,790				9,790
Depreciation and amortization	22,111				22,111
EBITDA	75,049				75,049
Change in fair value of interest rate swaps	(1,641)				(1,641)
Adjusted EBITDA	$73,408				$73,408

	2017
	Q1	Q2	Q3	Q4	YTD

Net income	$10,020	$22,154	$31,661	$19,122	$82,957
Interest expense	6,364	6,491	6,295	6,220	25,370
Interest income	(33)	(54)	(167)	(293)	(547)
Income tax provision (benefit)	5,066	13,147	18,276	(1,858)	34,631
Depreciation and amortization	19,344	19,601	19,686	21,748	80,379
EBITDA	40,761	61,339	75,751	44,939	222,790
Change in fair value of interest rate swaps	(295)	724	33	(1,000)	(538)
Adjusted EBITDA	$40,466	$62,063	$75,784	$43,939	$222,252

	2016
	Q1	Q2	Q3	Q4	YTD

Net income	$4,950	$19,228	$9,981	$4,095	$38,254
Interest expense	5,802	6,427	7,135	7,328	26,692
Interest income	(149)	(27)	(60)	(154)	(390)
Income tax provision (benefit)	2,931	10,735	5,522	(14,141)	5,047
Depreciation and amortization	15,238	18,552	19,459	19,598	72,847
EBITDA	28,772	54,915	42,037	16,726	142,450
Change in fair value of interest rate swaps	69	1,532	(836)	(4,975)	(4,210)
Loss on extinguishment of debt	—	—	9,525	4,779	14,304
Adjusted EBITDA	$28,841	$56,447	$50,726	$16,530	$152,544